Exhibit 99.3

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 3:30 a.m., Eastern Daylight Time, on , 2015.
Vote by Internet
• Go to www.investorvote.com/FMNB
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

Special Meeting Proxy Card

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
			For	Against	Abstain
	1.	To adopt and approve the Agreement and Plan of Merger dated as of January 27, 2015 (the “Merger Agreement”), by and between the Company and National Bancshares Incorporated (the “Merger”).	☐	☐	☐
			For	Against	Abstain
	2.	To approve the issuance of up to 7,668,359 of the Company’s common shares in connection with the Merger.	☐	☐	☐

			For	Against	Abstain
3.

To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.

			☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

+

¢
020GGA

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Notice of Meeting and Joint Proxy Statement/Prospectus is/are available at www.proxyvote.com

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY — FARMERS NATIONAL BANC CORP.

FARMERS NATIONAL BANC CORP.

SPECIAL MEETING OF SHAREHOLDERS

            , 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin J. Helmick and Carl D. Culp, and each of them, proxies with full power of substitution to vote on behalf of the shareholders of Farmers National Banc Corp. on             ,             , 2015, at 10:00 a.m. Eastern Daylight Time, and any adjournment(s) and postponement(s) thereof with all powers that the undersigned would possess personally present with respect to the proposal(s) set forth on the reverse side hereof.

IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF PROPOSALS 1, 2 and 3. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM FARMERS NATIONAL BANC CORP. PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS.

Continued and to be signed on reverse side

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
			For	Against	Abstain	+
	1.	To adopt and approve the Agreement and Plan of Merger dated as of January 27, 2015 (the “Merger Agreement”), by and between the Company and National Bancshares Incorporated (the “Merger”).	☐	☐	☐

			For	Against	Abstain
	2.	To approve the issuance of up to 7,668,359 of the Company’s common shares in connection with the Merger.	☐	☐	☐

			For	Against	Abstain
	3.	To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement.	☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢ 020GHA	+

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

Notice of Meeting and Joint Proxy Statement/Prospectus is/are available at www.proxyvote.com

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — FARMERS NATIONAL BANC CORP.

FARMERS NATIONAL BANC CORP.

SPECIAL MEETING OF SHAREHOLDERS

            , 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin J. Helmick and Carl D. Culp, and each of them, proxies with full power of substitution to vote on behalf of the shareholders of Farmers National Banc Corp. on             ,          2015, at 10:00 a.m. Eastern Daylight Time, and any adjournment(s) and postponement(s) thereof with all powers that the undersigned would possess personally present with respect to the proposal(s) set forth on the reverse side hereof.

IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ANY PROPOSAL, THE PROXY WILL BE VOTED “FOR” THE APPROVAL OF PROPOSALS 1, 2 and 3. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM FARMERS NATIONAL BANC CORP. PRIOR TO THE EXECUTION OF THIS PROXY OF THE NOTICE OF MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS.

Continued and to be signed on reverse side